SUPPLEMENT DATED MARCH 24, 2021
To the following variable annuity prospectus:
Allianz Index Advantage® New York
Dated May 1, 2020
ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The Available Investment Options Section of the Table on Page 1 of the prospectus is updated as included below, to reflect the correct number of index-linked investment options and calculation methods available.

Available Investment Options
• Eight index-linked investment options (Index Options) based on different combinations of two credit calculation methods (Crediting Methods) and four nationally recognized third-party broad based equity securities indexes (Index or Indexes)
• Three variable investment options
(Variable Options)

PRO-010-0520